Exhibit 10.49

Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of this Extension of Maturity Date of Convertible Debenture although the Company has entered into various such Extension of Maturity Date of Convertible Debenture that are substantially identical in all material respects except as to the parties thereto and certain other details. The Schedule that follows the form of Extension of Maturity Date of Convertible Debenture identifies each Extension of Maturity Date of Convertible Debenture that have not been filed (or incorporated by reference) because they are substantially identical in all material respects to the form of Extension of Maturity Date of Convertible Debenture that is being filed, and sets forth the material details in which the each omitted Extension of Maturity Date of Convertible Debenture differ from the form of Extension of Maturity Date of Convertible Debenture that is being filed.

EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE

This Extension of Maturity Date of Convertible Debenture (“Extension”) is by and between the individual or entity named on an executed counterpart of the signature page hereto (each such signatory is referred to as “Holder”) and OmniComm Systems, Inc., a Delaware corporation (“Maker”) and is entered into as of the day the last Holder executes a copy of this Extension.

WHEREAS, Maker has delivered to each Holder that certain     % Convertible Debenture Series ( ) of the Maker (“Convertible Debenture”) dated            in the aggregate to Holder in the principal of $               .

WHEREAS, the Maturity Date of the Convertible Debentures, as that term is defined in the Convertible Debenture, is                , and all principal and interest due thereunder remain unpaid as of the date hereof.

WHEREAS, the parties have agreed to extend the Maturity Date.

WHEREAS, each holder has all requisite power, authority, and capacity to enter into this Extension and to extend the Maturity Date of the Convertible Debenture.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, each Holder and the Maker hereby agree as follows:

1.	Recitals. The foregoing recitals are true and correct.

2.	Extension of Maturity Date. The Maturity Date is hereby extended to .

3.	No Other Changes. Except as specifically set forth herein, all other terms and conditions of the Convertible Debenture remain in full force and effect.

4.

Warrants Extension. Maker hereby agrees to extend the expiration date on the Warrants issued in connection with the Convertible Debenture on December 16, 2008, which were originally expected to expire on                . The new expiration date is                .

IN WITNESS WHEREOF, this Extension of Maturity Date of Convertible Debenture is executed as of the day and date the last Holder executes a copy of this Extension.

OmniComm Systems, Inc.

By:	/s/
(name)
(title)

[HOLDERS SIGNATURE PAGE FOLLOWS]

[EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned represents that it has caused this extension of Maturity Date of Convertible Debenture and Warrants to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date written below.

HOLDER:

Printed Name of Holder

By:	/s/
(Signature of Holder or Authorized Person)

Printed Name and Title if Authorized Person

Date

SCHEDULE OF SUBSTANTIALLY IDENTICAL

EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE

Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of this Extension of Maturity Date of Convertible Debenture although the Company has entered into various such Extension of Maturity Date of Convertible Debenture that are substantially identical in all material respects except as to the parties thereto and certain other details. The following schedule identifies each Extension of Maturity Date of Convertible Debenture that have not been filed (or incorporated by reference) because they are substantially identical in all material respects to the form of Extension of Maturity Date of Convertible Debenture that is being filed, and sets forth the material details in which each omitted Extension of Maturity Date of Convertible Debenture differ from the form of Extension of Maturity Date of Convertible Debenture that is being filed.

Date of Agreement	Name of Holder	Amount	Series of Convertible Debentures and Warrants	Balance Due and Expiration of Warrants	Amount Outstanding at December 31, 2015
February 22, 2013 (1)	Randall G. Smith 2101 West Commercial Blvd, Suite 3500, Ft. Lauderdale, FL 33309	$5,000 and 10,000 warrants	December 2008	Changed from December 16,2013 to January 1, 2016	$0 and 10,000 warrants
January 31, 2015(1)	Cornelis F. Wit 2101 West Commercial Blvd, Suite 3500, Ft. Lauderdale, FL 33309	$4,475,000 and 8,950,000warrants	December 2008	Changed from January 1, 2016 to April 1, 2017	$4,055,000 and 8,950,000warrants
January 31, 2015 (1)	Cornelis F. Wit 2101 West Commercial Blvd, Suite 3500, Ft. Lauderdale, FL 33309	$1,770,000 and 3,540,000 warrants	August 2008	Changed from January 1, 2016 to April 1, 2017	$1,770,000 and 3,540,000 warrants
April 27, 2015 (1)	Fernando Montero Incentive Savings Trust 2665 South Bayshore Dr # 715, Miami, FL 33133	$200,000 and 400,000 warrants	December 2008	Changed from January 1, 2016 to April 1, 20018	$200,000 and 400,000 warrants
April 30, 2015 (1)	Stephen Johnson 2101 West Commercial Blvd, Suite 3500, Ft. Lauderdale, FL 33309	$25,000 and 50,000 warrants	December 2008	Changed from January 1, 2016 to April 1, 2018	$25,000 and 50,000 warrants
May 7, 2015 (1)	Matthew D. Veatch 2101 West Commercial Blvd, Suite 3500, Ft. Lauderdale, FL 33309	$15,000 and 30,000 warrants	December 2008	Changed from January 1, 2016 to April 1, 2018	$15,000 and 30,000 warrants
May 1, 2015 (1)	Guus van Kesteren 2700 North Military Trail, Boca Raton, FL 33431	$160,000 and 320,000 warrants	December 2008	Changed from January 1, 2016 to April 1, 2017	$160,000 and 320,000 warrants
June 30, 2015 (1)	Noesis International Holdings 2700 North Military Trail, Boca Raton, FL 33431	$100,000 and 200,000 warrants	December 2008	Changed from April 1, 2016 to April 1, 2017	$100,000 and 200,000 warrants
June 30, 2015 (1)	Guus van Kesteren 2700 North Military Trail, Boca Raton, FL 33431	$150,000 and 300,000 warrants	August 2008	Changed from April 1, 2016 to April 1, 2017	$150,000 and 300,000 warrants

(1)

This Extension of Maturity Date of Convertible Debenture supersedes and replaces a prior Extension of Maturity Date of Convertible Debenture to the holder, extends the maturity date of the Convertible Debenture and expiration date of the Warrants of the prior Extension of Maturity Date of Convertible Debenture.